Exhibit 32.1
CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY

ACT OF
2002
I,

Jeffrey

L.

Harmening

,

Chief

Executive

Officer

of

General

Mills,

Inc.

(the

“Company”),

certify,

pursuant

to

Section 906

of

the
Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
(1) the

Annual Report

on Form 10-K

of the

Company for

the fiscal

year ended

May 25,

2025 (the

“Report”), fully

complies with
the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of

1934 (15 U.S.C. 78m or 78o(d)); and
(2) the information

contained in the

Report fairly

presents, in all

material respects,

the financial

condition and

results of operations
of the Company.
Date:

June 25, 2025
/s/ Jeffrey L. Harmening

Jeffrey L. Harmening

Chief Executive Officer